Hodges Fund

Institutional Class Shares

Supplement dated July 28, 2020 to
Prospectus and Statement of Additional Information (the “SAI”) dated July 29, 2019

Hodges Capital Management, Inc., the Advisor to the Hodges Fund (the “Fund”), has recommended, and the Board of Trustees (the “Board”) of Professionally Managed Portfolios has approved, closing the Institutional Class shares of the Fund. The Advisor’s recommendation was primarily based on the fact that the Institutional Class shares of the Fund are not economically viable at its present size, and the Advisor did not anticipate that the Institutional Class shares of the Fund would experience meaningful growth in the foreseeable future. The closing is expected to occur after the close of business on August 19, 2020.

Effective July 29, 2020, Institutional Class shares of the Fund will no longer be available for purchase. Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus.

In connection with this closing, the Board approved a waiver of the redemption fee of 1.00% imposed on shares redeemed within 30 days of purchase for redemptions of Fund shares that occur after the date of this supplement.

If a shareholder has not redeemed his or her shares prior to August 19, 2020, then the shareholder’s account will automatically be closed and liquidating distributions, less any required tax withholdings, will be sent to the address of record.

Please contact the Fund at (866) 811-0224 or your financial advisor if you have questions or need assistance.

Please retain this Supplement with the Prospectus and SAI.